UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-13063	81-0422894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119

(Address of registrant’s principal executive office)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Supplemental Indenture

On February 14, 2018, Scientific Games International, Inc. (“SGI”), a wholly owned subsidiary of Scientific Games Corporation (the “Company”), issued $900.0 million in aggregate principal amount of its 5.000% Senior Secured Notes due 2025 (the “New Notes”) in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons under Regulation S under the Securities Act. The New Notes were issued pursuant to a Supplemental Indenture, dated as of February 14, 2018 (the “Supplemental Indenture”), to the Indenture, dated as of October 17, 2017 (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”), among SGI, as issuer, the Company, the other guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent and trustee.

The New Notes are treated as a single series of debt securities with SGI’s previously issued $350.0 million in aggregate principal amount of 5.000% Senior Secured Notes due 2025 (the “Existing Notes” and, together with the New Notes the “Dollar Notes”) for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. The New Notes have terms identical to the Existing Notes, other than issue date and offering price and have the same CUSIP and ISIN numbers as, and trade together with, the Existing Notes, except that the New Notes sold pursuant to Regulation S have been issued and maintained under a temporary CUSIP number during a 40-day distribution period commencing on February 14, 2018.

Secured Euro Indenture

On February 14, 2018, SGI issued €325.0 million in aggregate principal amount of senior secured notes due 2026 (the “Secured Euro Notes”) at an issue price of 100.0% in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons under Regulation S under the Securities Act.  The Secured Euro Notes were issued pursuant to an indenture, dated as of February 14, 2018, among SGI, as issuer, the Company, the other guarantors party thereto, Deutsche Bank Trust Company Americas, as collateral agent (in such capacity, the “Collateral Agent”), trustee, registrar and transfer agent and Deutsche Bank AG, London Branch, as paying agent (the “Secured Euro Indenture”).

The Secured Euro Notes bear interest at the rate of 3.375% per annum, which accrues from February 14, 2018 and is payable semiannually in arrears on February 15 and August 15 of each year, beginning on August 15, 2018.

SGI may redeem some or all of the Secured Euro Notes at any time prior to February 15, 2021, at a redemption price equal to 100% of the principal amount of the Secured Euro Notes plus accrued and unpaid interest, if any, to the date of redemption plus a “make whole” premium. SGI may redeem some or all of the Secured Euro Notes at any time on or after February 15, 2021 at the prices specified in the Secured Euro Indenture. In addition, at any time on or prior to February 15, 2021, SGI may redeem up to 35% of the initially outstanding aggregate principal amount of the Secured Euro Notes at a redemption price of 103.375% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption, with the net cash proceeds from one or more equity offerings of the Company.  Additionally, if a holder of the Secured Euro Notes is required to be licensed, qualified or found suitable under any applicable gaming laws or regulations and that holder does not become so licensed or qualified or is not found to be suitable, then SGI will have the right to, subject to certain notice provisions set forth in the Secured Euro Indenture, (1) require that holder dispose of all or a portion of those Secured Euro Notes or (2) redeem the Secured Euro Notes of such holder at a redemption price calculated as set forth in the Secured Euro Indenture.  If, as the result of any change in, or amendment to, the laws of the United States, SGI, the Company or any other guarantor becomes obligated to pay Additional Amounts (as defined in the Secured Euro Indenture), then SGI will have the option to redeem the Secured Euro Notes at a redemption price equal to 100% of the principal amount of the Secured Euro Notes plus accrued and unpaid interest, if any, to the date of redemption. If the Company or SGI experiences specific kinds of changes in control or the Company or any of its restricted subsidiaries sells certain of its assets, then SGI must offer to repurchase the Secured Euro Notes on the terms set forth in the Secured Euro Indenture.

The Secured Euro Notes are senior secured obligations of SGI, equally and ratably secured with SGI’s obligations under the Credit Agreement (as defined herein), the Dollar Notes and SGI’s 7.000% senior secured notes due 2022 (the “2022 Secured Notes”).  The Secured Euro Notes rank equally with SGI’s existing and future senior secured debt and senior to SGI’s existing and future senior subordinated debt.  The Secured Euro Notes are guaranteed on a senior secured basis by the Company and each of its wholly-owned domestic restricted subsidiaries (other than SGI and certain immaterial subsidiaries), subject to customary exceptions.

The Secured Euro Indenture contains certain covenants that, among other things, limit the Company’s ability, and the ability of certain of its subsidiaries, to incur additional indebtedness, pay dividends or make distributions or certain other restricted payments, purchase or redeem capital stock, make investments or extend credit, engage in certain transactions with affiliates, consummate certain assets sales, effect a consolidation or merger, or sell, transfer, lease or otherwise dispose of all or substantially all of its assets, or create certain liens and other encumbrances on its assets.

The Secured Euro Indenture contains events of default customary for agreements of its type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company or SGI, all outstanding Secured Euro Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of the then outstanding Secured Euro Notes may declare all of the Secured Euro Notes to be due and payable immediately.

Euro Collateral Agreement

In connection with the issuance of the Secured Euro Notes, SGI, the Company, the other guarantors party thereto and the Collateral Agent, entered into a collateral agreement, dated as of February 14, 2018 (the “Euro Collateral Agreement”), pursuant to which SGI, the Company and the other guarantors granted a security interest in the Collateral (as defined in the Euro Collateral Agreement) to the Collateral Agent.

Unsecured Euro Indenture

On February 14, 2018, SGI issued €250.0 million in aggregate principal amount of senior notes due 2026 (the “Unsecured Euro Notes”) at an issue price of 100.0% in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons under Regulation S under the Securities Act.  The Unsecured Euro Notes were issued pursuant to an indenture, dated as of February 14, 2018, among SGI, as issuer, the Company and the other guarantors party thereto, Deutsche Bank Trust Company Americas, as trustee, registrar and transfer agent and Deutsche Bank AG, London Branch, as paying agent (the “Unsecured Euro Indenture”).

The Unsecured Euro Notes bear interest at the rate of 5.500% per annum, which accrues from February 14, 2018 and is payable semiannually in arrears on February 15 and August 15 of each year, beginning on August 15, 2018.

SGI may redeem some or all of the Unsecured Euro Notes at any time prior to February 15, 2021, at a redemption price equal to 100% of the principal amount of the Unsecured Euro Notes plus accrued and unpaid interest, if any, to the date of redemption plus a “make whole” premium. SGI may redeem some or all of the Unsecured Euro Notes at any time on or after February 15, 2021 at the prices specified in the Unsecured Euro Indenture. In addition, at any time on or prior to February 15, 2021, SGI may redeem up to 35% of the initially outstanding aggregate principal amount of the Unsecured Euro Notes at a redemption price of 105.500% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption, with the net cash proceeds from one or more equity offerings of the Company.  Additionally, if a holder of the Unsecured Euro Notes is required to be licensed, qualified or found suitable under any applicable gaming laws or regulations and that holder does not become so licensed or qualified or is not found to be suitable, then SGI will have the right to, subject to certain notice provisions set forth in the Unsecured Euro Indenture, (1) require that holder dispose of all or a portion of those Unsecured Euro Notes or (2) redeem the Unsecured Euro Notes of such holder at a redemption price calculated as set forth in the Unsecured Euro Indenture.  If, as the result of any change in, or amendment to, the laws of the United States, SGI, the Company or any other guarantor becomes obligated to pay Additional Amounts (as defined in the Unsecured Euro Indenture), then SGI will have the option to redeem the Unsecured Euro Notes at a redemption price equal to 100% of the principal amount of the Unsecured Euro Notes plus accrued and unpaid interest, if any, to the date of redemption. If the Company or SGI experiences specific kinds of changes in control or the Company or any of its restricted subsidiaries sells certain of its assets, then SGI must offer to repurchase the Unsecured Euro Notes on the terms set forth in the Unsecured Euro Indenture.

The Unsecured Euro Notes are senior unsecured obligations of SGI.  The Unsecured Euro Notes rank effectively junior to SGI’s existing and future secured indebtedness, including under the Credit Agreement, the Dollar Notes, the Secured Euro Notes and the 2022 Secured Notes. The Unsecured Euro Notes rank equally with SGI’s existing and future senior debt and senior to SGI’s existing and future senior subordinated debt.  The Unsecured Euro Notes are guaranteed on a senior secured basis by the Company and each of its wholly-owned domestic restricted subsidiaries (other than SGI and certain immaterial subsidiaries).

The Unsecured Euro Indenture contains certain covenants that, among other things, limit the Company’s ability, and the ability of certain of its subsidiaries, to incur additional indebtedness, pay dividends or make distributions or certain other restricted payments, purchase or redeem capital stock, make investments or extend credit, engage in certain transactions with affiliates, consummate certain assets sales, effect a consolidation or merger, or sell, transfer, lease or otherwise dispose of all or substantially all of its assets, or create certain liens and other encumbrances on its assets.

The Unsecured Euro Indenture contains events of default customary for agreements of its type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company or SGI, all outstanding Unsecured Euro Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of the then outstanding Unsecured Euro Notes may declare all of the Unsecured Euro Notes to be due and payable immediately.

Amended and Restated Credit Agreement

On February 14, 2018, the Company entered into Amendment No. 4 to that certain Credit Agreement, dated as of October 18, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, including without limitation, by that certain Amendment No. 1, dated as of October 1, 2014, Amendment No. 2, dated as of February 14, 2017, and Amendment No. 3, dated as of August 14, 2017, the “Credit Agreement”), by and among the Company, SGI, the several banks and other financial institutions or entities from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent (such amendment, “Amendment No. 4”).

Amendment No. 4 (i) creates a new tranche of $4,174.6 million term loans under the Credit Agreement (the “New Term Loans”) due August 14, 2024 (subject to an accelerated maturity under certain circumstances), (ii) reduces the applicable margin for the term loans to 2.75% per annum for eurodollar (LIBOR) loans and 1.75% per annum for base rate loans, (iii) increases the availability under the revolving credit facility under the Credit Agreement to $620.2 million through October 18, 2018 and $445.7 million thereafter and (iv) modifies certain other covenants as set forth in Amendment No. 4.

The net proceeds of the New Notes, Secured Euro Notes and Unsecured Euro Notes offerings will be used to redeem a portion of the outstanding 2022 Secured Notes. The net proceeds of borrowings under the New Term Loans will be used to supplement our redemption of the outstanding 2022 Secured Notes, to repay a portion of our outstanding borrowings under our revolving credit facility under our Credit Agreement and, in each case, to pay accrued and unpaid interest thereon plus any related premiums, fees and expenses.

The foregoing descriptions of the Supplemental Indenture, the Secured Euro Indenture, the Euro Collateral Agreement, the Unsecured Euro Indenture and the Credit Agreement do not purport to be complete and are qualified in their entirety by the full text of these agreements, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 10.1, respectively, all of which are incorporated herein by reference.

Item 7.01. Regulation FD disclosure.

On February 14, 2018, the Company issued a press release announcing the closing of the issuance of the New Notes, the Secured Euro Notes and the Unsecured Euro Notes and the entry into Amendment No. 4. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained under Item 7.01 in this Current Report on Form 8-K (this “Report”), including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Report, including Exhibit 99.1, does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

This Report, including Exhibit 99.1, contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. These forward-looking statements involve certain risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements, as discussed further in the press release attached hereto as Exhibit 99.1.

Item 9.01.                            Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
4.1

Supplemental Indenture, dated as of February 14, 2018, among Scientific Games International, as issuer, Scientific Games Corporation and the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee and collateral agent, relating to the Indenture, dated as of October 17, 2017, among Scientific Games International, as issuer, Scientific Games Corporation and the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee and collateral agent, relating to the 5.000% Senior Secured Notes due 2025.

4.2

Indenture, dated as of February 14, 2018, among Scientific Games International, Inc., as issuer, Scientific Games Corporation and the other guarantors party thereto, Deutsche Bank Trust Company Americas, as trustee, and collateral agent, and Deutsche Bank AG, London Branch, as paying agent, relating to the 3.375% Senior

Secured Notes due 2026.
4.3

Collateral Agreement, dated as of February 14, 2018, among Scientific Games International, Inc., Scientific Games Corporation and the other guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent, relating to the 3.375% Senior Secured Notes due 2026.

4.4

Indenture, dated as of February 14, 2018, among Scientific Games International, Inc., as issuer, Scientific Games Corporation and the other guarantors party thereto, Deutsche Bank Trust Company Americas, as trustee, and Deutsche Bank AG, London Branch, as paying agent, relating to the 5.500% Senior Unsecured Notes due 2026.

10.1

Amendment No. 4, dated as of February 14, 2018, among Scientific Games International, Inc., as the borrower, Scientific Games Corporation, as a guarantor, the several banks and other financial institutions or entities from time to time party thereto and Bank of America, N.A., as administrative agent, collateral agent, issuing lender and swingline lender, which amended and restated the Credit Agreement, dated as of October 18, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, including without limitation, by that certain Amendment No. 1, dated as of October 1, 2014, Amendment No. 2, dated as of February 14, 2017, and Amendment No. 3, dated as of August 14, 2017).

99.1	Press Release of the Company, dated February 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: February 14, 2018	By:	/s/ Michael A. Quartieri
		Name:	Michael A. Quartieri
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary